Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

Institutional Shares, Advisor Shares, Investor Shares, Class Z Shares

JOHCM GLOBAL INCOME BUILDER FUND

Institutional Shares, Advisor Shares, Investor Shares, Class Z Shares

Supplement dated March 24, 2023

to the Prospectus and Statement of Additional Information

dated January 27, 2023

On March 16, 2023, The Board of Trustees (the “Board”) of the JOHCM Funds Trust (the “Trust”) approved a plan of liquidation and termination (the “Plan”) for the JOHCM Credit Income Fund and the JOHCM Global Income Builder Fund (each a “Fund” and collectively the “Funds”) pursuant to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust.

The liquidations of the Funds are expected to take place on or about May 26, 2023 (the “Liquidation Date”). Effective March 24, 2023, shares of the Funds will no longer be available for purchase by new or existing investors, other than through the automatic reinvestment of distributions by current shareholders. The Funds reserve the right, in their discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

Pursuant to the Plan, on or before the Liquidation Date, each Fund will seek to convert substantially all of its respective portfolio securities and other assets to cash or cash equivalents. Therefore, each Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. During this period, your investments in the Funds will not reflect the performance results that would be expected if the Funds were still pursuing their investment objectives. Any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, each Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of such Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund.

At any time prior to the Liquidation Date shareholders may redeem their shares of a Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Fund’s Prospectus. Shareholders may be permitted to exchange their Fund shares for the same class shares, in another series of the Trust, as described in and subject to any restrictions set forth in the section in the Prospectus entitled “How to Exchange Shares”. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

The Funds may each make one or more distributions of net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws. Please refer to the sections in the Prospectus entitled “Taxes” for general information.

This Supplement and the Prospectus should be retained for future reference.